Supplement dated November 12, 2014
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2014

(as supplemented on June 16, 2014, June 17, 2014, September 12, 2014, and October 21, 2014)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE

In the section for Principal Global Investors, LLC (Equity Portfolio Managers), add the following information to the Other Accounts Managed and Ownership of Securities.

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Alan Wang: International Emerging Markets Account *
Registered investment companies	3	$2,521.0 million	0	$0
Other pooled investment vehicles	1	$807.2 million	0	$0
Other accounts	7	$2,033.4 million	1	$5.2 million
* Information as of September 30, 2014

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Alan Wang*	International Emerging Markets	None
* Information as of September 30, 2014

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